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                                                                   EXHIBIT 10.14


                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT
                           AND STOCKHOLDERS AGREEMENT

         THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT is entered into as of August 14, 1997 among KRAUSE'S FURNITURE, INC., a Delaware corporation the "COMPANY"), and the parties listed on the signature pages hereof (the "CONSENTING STOCKHOLDERS"), with reference to the Stockholders Agreement dated as of August 26, 1996 among the Company and the stockholders of the Company referred to therein as the "Stockholders" the ("STOCKHOLDERS AGREEMENT") and the Registration Rights Agreement dated as of August 26, 1996 among the Company and the stockholders of the Company referred to therein as "Investors", as such agreement has been previously amended (the "REGISTRATION RIGHTS AGREEMENT"), and with reference to the following facts:

         A. As of the date hereof the Company, General Electric Capital Corporation ("GECC") and Japan Omnibus Ltd. ("JOL") entered into a Supplemental Securities Purchase Agreement (the "SUPPLEMENTAL PURCHASE Agreement") whereby GECC and JOL purchased, in the aggregate, $3,000,000 in new securities of the Company and agreed to purchase, under certain circumstances, an additional $3,500,000 in new securities of the Company.

         B. As a condition to, and as a material inducement for, the investment and commitment of JOL under the Supplemental Purchase Agreement, the Company, GECC, JOL and certain representatives of the Permal Group (as defined in the Stockholders Agreement) agreed that JOL would be entitled to a one-time registration of shares of the Company's Common Stock, par value $0.01 per share ( the "SHARES") held by JOL, and that the Permal Group would, in certain circumstances, be entitled to participate in such registration with respect to up to 1,000,000 Shares; provided that in no event would JOL and Permal Group be entitled to register or sell, in the aggregate, in excess of the number of Shares held by JOL.

         C. The agreement of the parties was evidenced by that certain letter dated the date hereof from GECC to the Permal Group, as confirmed and agreed by the Company and JOL (the "LETTER AGREEMENT"), which the parties thereto agree inaccurately referenced the number of JOL Shares by approximation at 2,000,000.

         D. The parties now wish to further memorialize their agreement set forth in the Letter Agreement and to amend the provisions of the Stockholders Agreement and the Registration Rights Agreement to permit the registration and sale of Shares in the manner contemplated in the Letter Agreement.

         NOW, THEREFORE, IN CONSIDERATION OF the foregoing facts and the covenants herein, the parties hereto agree that the Registration Rights Agreement and the Stockholders Agreement are hereby amended to provide for certain registration and sale rights as follows:



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         1. One-Time Registration and Sale. Notwithstanding any provision of the
Stockholders Agreement, the Registration Rights Agreement or the Letter Agreement, (i) JOL shall be permitted to offer for sale or sell a maximum of 2,096,111 Shares in the aggregate and a minimum of 1,000,000 Shares and (ii) members of the Permal Group shall be permitted to offer for sale or sell a maximum amount of Shares in the aggregate (with such shares being allocated among the members of the Permal Group as JOL may determine) equal to (x) 2,096,111 minus (y) the amount of Shares that JOL elects to offer for sale or sell under this amendment, at any time after the date of this amendment, pursuant to a registration statement of the Company under the Securities Act (as defined in the Registration Rights Agreement).

         2. No Rights in Others. The right to offer for sale or sell Shares set forth in Section 1 shall be notwithstanding any right of first offer set forth in the Stockholders Agreement (including, without limitation, Section 4 thereof) or the Registration Rights Agreement, and any right of first offer set forth in either such agreement shall not apply to any offer or sale of Shares under the provisions of this amendment. The one-time registration right set forth in
Section 1 is solely for the benefit of JOL and members of the Permal Group as JOL may designate, shall not be a registration on request under Section 2.1(a) of the Registration Rights Agreement or a registration subject to Section 2.2 of the Registration Rights Agreement and, except for JOL and members of the Permal Group as JOL may designate, no Investors (as defined in the Registration Rights Agreement) shall have any right to have Shares owned by them participate in such registration.

         3. Registration on JOL Request. Upon written request of JOL for itself, or for itself and for members of the Permal Group, that the Company effect the registration under the Securities Act of not less than 1,000,000 Shares and not more than 2,096,111 Shares, the Company will use its best efforts to effect the registration under the Securities Act of the Shares as to which such registration has been requested.

         4. Terms of Registration. Any registration of Shares hereunder shall be subject to the terms and conditions of Section 2.1(b), (c), (d), (e) and (f) of the Registration Rights Agreement, with the Shares requested to be so registered hereunder being deemed to be the Registrable Securities for purposes of such provisions. In addition, for purposes of all other Sections of the Registration Rights Agreement, any registration hereunder shall be subject to such provisions as if the registration hereunder were a registration under Section 2.1 of the Registration Rights Agreement. Notwithstanding the foregoing, for purposes of
Section 2.8(a), GECC hereby consents to a single registration as provided in this amendment at such time as is elected by JOL. If the managing underwriter of any underwritten offering undertaken pursuant to this amendment shall advise the Company that, in its opinion, the offering should be for not less than 2,096,111 shares and should include a "greenshoe" option for sale of additional shares, the parties consent that GECC may, by written consent, agree to the inclusion of up to 400,000 Shares in the registered offering. Any such additional Shares shall be drawn from the holdings of JOL or, in JOL's discretion, members of the Permal Group designated by JOL.

         5. Effectiveness; No Other Amendment. This amendment shall be effective on execution by stockholders holding not less than a majority of all Registrable Securities,



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and provided that GECC is one of the signatories. Except as specifically set forth herein, the terms and conditions of the Stockholders Agreement and the Registration Rights Agreement shall continue in full force and effect.

         6. Counterparts. This agreement may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.



                   Remainder Of Page Intentionally Left Blank



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         IN WITNESS WHEREOF, the undersigned have executed Amendment to
Registration Rights Agreement and Stockholders Agreement effective as of the date first set forth above.

KRAUSE'S FURNITURE, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

GENERAL ELECTRIC CAPITAL
CORPORATION


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

JAPAN OMNIBUS LIMITED.
(formerly known as Edson Investments, Inc.)


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



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         IN WITNESS WHEREOF, the undersigned have executed Amendment to
Registration Rights Agreement and Stockholders Agreement effective as of the date first set forth above.

PERMAL CAPITAL MANAGEMENT, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

PERMAL SERVICES, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



PERMAL CAPITAL PARTNERS, LP


By:
   -------------------------------
    Permal Management Corporation
    Investment Manager

PERMAL ASSET MANAGEMENT


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

PERMAL SPECIAL OPPORTUNITIES, LTD.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



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         IN WITNESS WHEREOF, the undersigned have executed Amendment to
Registration Rights Agreement and Stockholders Agreement effective as of the date first set forth above.

UNITED GULF BANK (B.S.C.) E.C.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

KUWAIT INVESTMENT PROJECTS COMPANY


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

ATCO HOLDINGS LTD.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

ATCO DEVELOPMENT, INC.


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



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         IN WITNESS WHEREOF, the undersigned have executed Amendment to
Registration Rights Agreement and Stockholders Agreement effective as of the date first set forth above.



-----------------------------
JEAN R. PERRETTE



-----------------------------
ISSAC ROBERT SOUDE



-----------------------------
THOMAS M. DeLITTO



-----------------------------
THOMAS M. & DONNA S. DeLITTO



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         IN WITNESS WHEREOF, the undersigned have executed Amendment to
Registration Rights Agreement and Stockholders Agreement effective as of the date first set forth above.

MAUREEN ERIN HAWLEY TRUST I
ALLISON BOOTH HAWLEY TRUST I
CAITLIN HALE HAWLEY TRUST I
SHANNON FOLLEN HAWLEY TRUST I
HAWLEY FAMILY TRUST
MAUREEN ERIN HAWLEY TRUST II
ALLISON BOOTH HAWLEY TRUST II
CAITLIN HALE HAWLEY TRUST II
SHANNON FOLLEN HAWLEY TRUST II


By:
   -----------------------------
   JOHN F. HAWLEY, Trustee



--------------------------------
PHILIP M. HAWLEY



--------------------------------
PHILIP M. HAWLEY, Jr.



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